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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM 8-K/A
                                  ----------

                          Amendment No. 3 to Form 8-K

              Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): March 23, 2000


                                Motorola, Inc.
            (Exact name of registrant as specified in its charter)

                                   Delaware
                (State or other jurisdiction of incorporation)

                                    1-7221
                           (Commission File Number)

                                  36-1115800
                     (I.R.S. Employer Identification No.)

                1303 East Algonquin Road, Schaumburg, Illinois
                   (Address of principal executive offices)

      Registrant's telephone number, including area code: (847) 576-5000

                                Not applicable
        (Former name or former address, if changed since last report.)
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Explanatory Note:

The sole purpose of this Amendment No. 3 to Form 8-K is to attach as an exhibit hereto the consent of Deloitte & Touche LLP.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

(a)  Financial Statements:  None.

(b)  Pro Forma Financial Information:  None.

(c)  Exhibits:

        Exhibit No.     Document

        23.3            Consent of Deloitte & Touche LLP
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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                MOTOROLA, INC.


Dated: November 6, 2000                         By: /s/ Carl F. Koenemann
                                                    ---------------------
                                                Carl F. Koenemann
                                                Executive Vice President
                                                and Chief Financial Officer
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                                 EXHIBIT INDEX

Exhibit No.     Document

23.3            Consent of Deloitte & Touche LLP